UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22482

Nuveen Energy MLP Total Return Fund

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Gifford R. Zimmerman

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code:    (312) 917-7700

Date of fiscal year end:    November 30

Date of reporting period:    November 30, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

30 November

2019

Nuveen Closed-End Funds

JMF	Nuveen Energy MLP Total Return Fund
JMLP	Nuveen All Cap Energy MLP Opportunities Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at www.nuveen.com/client-access.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800-257-8787 (select option #2) to let the Fund know you wish to continue receiving paper copies of your shareholder reports or you can set your delivery preference by logging into your Investor Center account at www.computershare.com/investor and click on “Communication Preferences”. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

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NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

Chairman’s Letter to Shareholders

Dear Shareholders,

Financial markets finished 2019 on a high note, despite the challenges of a weak start to the year, a slower global economy and heightened geopolitical risks. While global manufacturing languished, consumers remained resilient amid tight labor markets, growing wages and tame inflation. Global business sentiment, however, was less optimistic due to trade frictions and weaker global demand, and across advanced economies, growth in corporate profits and earnings was subdued in 2019. Nevertheless, the Federal Reserve’s (Fed) pivot to easing monetary conditions, along with liquidity provided by other central banks around the world, provided confidence that the economic cycle could be extended. Additionally, the year ended with a reduction in trade tensions and Brexit uncertainty, although the direction of policy and sentiment from here remains difficult to predict.

While we continue to anticipate muted economic growth and increased market volatility, we note that recession fears appear to have receded. The U.S. economy held steady in the third quarter, and fourth quarter economic indicators have provided upside surprises. Consumer confidence remains underpinned by low unemployment and modest wage growth. Looser financial conditions, in part driven by the Fed’s three interest rate cuts in 2019, have revived momentum in the housing market and should continue to encourage borrowing by consumers and businesses. Outside the U.S., Germany avoided a recession in the second half of 2019 and other eurozone economic indicators are pointing to stabilization and improving sentiment. Consumer spending in Europe and Japan, like in the U.S., has remained supported by jobs growth and rising wages.

At Nuveen, we still see investment opportunities in the maturing economic environment, but we are taking a selective approach. If you’re concerned about where the markets are headed from here, we encourage you to work with your financial advisor to review your time horizon, risk tolerance and investment goals. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Terence J. Toth

Chairman of the Board

January 21, 2020

Portfolio Managers’ Comments

Nuveen Energy MLP Total Return Fund (JMF)

Nuveen All Cap Energy MLP Opportunities Fund (JMLP)

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (NFAL), a subsidiary of Nuveen, LLC. The Funds feature portfolio management by Tortoise Capital Advisors, L.L.C. (Tortoise), the Funds’ sub-adviser. James J. Cunnane Jr., CFA, Managing Director and Senior Portfolio Manager, and Quinn T. Kiley, Managing Director and Senior Portfolio Manager, manage the Funds.

Prior to September 20, 2019, Advisory Research, Inc. (ARI), a wholly-owned subsidiary of Piper Sandler Companies (Piper) (formerly, Piper Jaffray Companies), served as sub-adviser to the Funds. On May 29, 2019, Piper announced that it had entered into an agreement to sell the midstream energy business of ARI, including the MLP & Energy Infrastructure team which provided portfolio management to the Funds, to Tortoise. Because consummation of this transaction would, pursuant to applicable provisions of the Investment Company Act of 1940, result in the termination of the Funds’ existing investment sub-advisory agreements with ARI, the Funds’ Board of Trustees, in order to ensure continuity of sub-advisory services, approved for each Fund both an interim investment sub-advisory agreement and a new investment sub-advisory agreement between the Adviser and Tortoise.

The interim investment sub-advisory agreements between the Adviser and Tortoise took effect upon the closing of Tortoise’s acquisition of ARI on September 20, 2019. Shareholders of JMLP approved the new investment sub-advisory agreement between the Adviser and Tortoise on November 21, 2019 and shareholders of JMF approved the new investment sub-advisory agreement between the Adviser and Tortoise on December 13, 2019. Each new agreement took effect upon their approval.

Here the portfolio managers discuss economic and market conditions, their investment strategies and the performance of the Funds for the twelve-month reporting period ended November 30, 2019.

What factors affected the U.S. economy and financial markets during the twelve-month reporting period ended November 30, 2019?

The U.S. economy reached the tenth year of expansion since the previous recession ended in June 2009, marking the longest expansion in U.S. history. In the third quarter of 2019, gross domestic product (GDP) grew at an annualized rate of 2.1%, according to the “third” estimate by the Bureau of Economic Analysis. GDP measures the value of goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes. Growth in consumer spending and the housing sector helped offset a decline in business investment during the July to September 2019 period. By comparison, annualized GDP growth was 2.0% in the second quarter and 3.1% in the first quarter.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Refer to the Glossary of Terms Used in this report for further definition of the terms used within this section.

Portfolio Managers’ Comments (continued)

Consumer spending, the largest driver of the economy, remained well supported by low unemployment, wage gains and tax cuts. As reported by the Bureau of Labor Statistics, the unemployment rate fell to 3.5% in November 2019 from 3.7% in November 2018 and job gains averaged around 184,000 per month for the past twelve months. As the jobs market has tightened, average hourly earnings grew at an annualized rate of 3.1% in November 2019. However, a modest decline in energy prices dampened inflation over the past twelve months. The Bureau of Labor Statistics said the Consumer Price Index (CPI) increased 2.1% over the twelve-month reporting period ended November 30, 2019 before seasonal adjustment.

Low mortgage rates and low inventory drove home prices moderately higher in this reporting period, despite declining new home sales and housing starts. The S&P CoreLogic Case-Shiller U.S. National Home Price Index, which covers all nine U.S. census divisions, was up 3.3% year-over-year in October 2019 (most recent data available at the time this report was prepared). The 10-City and 20-City Composites reported year-over-year increases of 1.7% and 2.2%, respectively.

As data pointed to slower momentum in the overall economy, the Federal Reserve (Fed) notably shifted its stance. Although the Fed had indicated in December 2018 that there could be two more rate hikes in 2019, global growth concerns kept the central bank on the sidelines. As expected by the markets, the Fed left rates unchanged throughout the first half of 2019 while speculation increased that the Fed’s next move would be a rate cut. At the July 2019, September 2019 and October 2019 policy committee meetings, the Fed announced a 0.25% cut to its main policy rate. Markets registered disappointment with the Fed’s explanation that the rate cuts were a “mid-cycle adjustment,” rather than a prolonged easing period, and its signal that there would be no additional rate cuts in 2019. Also in the latter half of 2019, the Fed announced it would stop shrinking its bond portfolio sooner than scheduled, as well as began buying short-term Treasury bills to help money markets operate smoothly and maintain short-term borrowing rates at low levels. Fed Chairman Powell emphasized that the Treasury bill purchases were not a form of quantitative easing.

During the twelve-month reporting period, geopolitical news remained a prominent market driver. Tariff and trade policy topped the list of concerns, most prominently the U.S.-China relations. After several rounds of talks and a series of tariff increases, President Trump and President Xi agreed to another temporary trade truce in late June 2019 that halted additional tariff increases. Tensions increased markedly after the July 2019 negotiations ended without an agreement, with both China and the U.S. increasing import duties. After setting new trade meetings in September and October 2019, tariff waivers were announced on a selected group of U.S. and Chinese goods and the two sides signaled progress toward a partial trade deal. (Subsequent to the close of the reporting period, the U.S. and China agreed to a “phase one” deal, which included rolling back some tariffs, increasing China’s purchases of U.S. agriculture products and the consideration of intellectual property, technology and financial services rights.) The U.S., Mexico and Canada Agreement (USMCA) trade deal replacing the North American Free Trade Agreement had yet to be ratified by the national congresses (subsequent to the close of the reporting period, the trade deal was passed by the House of Representatives), while President Trump rescinded the threat to impose tariffs on Mexico if the country didn’t take more action to curb illegal immigration. The Trump administration delayed imposing auto tariffs on the European Union (EU), as it continued to focus more on the China trade negotiations, but duties on $7.5 billion worth of EU goods including wine and cheese went into effect in October 2019 in retaliation for a dispute over aircraft subsidies. Global manufacturing and export data continued to show evidence of trade-related slumps, which increased worries that the slowdown would spread into other segments of the global economy.

In the U.K., Prime Minister Theresa May was unable to secure a Brexit deal before the original March 29, 2019 deadline and resigned as of June 7, 2019. The EU extended the deadline to October 31, 2019, which Prime Minister May’s successor, Boris Johnson, was unable to meet after a series of political maneuvers, which failed to secure an approval for his exit plan. In October 2019, the EU approved a “flextension” to January 31, 2020 and a U.K. general election was scheduled for December (subsequent to the close of the reporting period, on December 12, 2019, the Conservative

Party won a large majority and on December 19, 2019, the British Parliament passed the Brexit Bill). In Italy, investors worried about another potential budget clash between the eurosceptic coalition government and the EU. However, following the unexpected resignation of the prime minister in August 2019, the newly formed coalition government appeared to take a less antagonistic stance. Europe also contended with the “yellow vest” protests in France, immigration policy concerns, Russian sanctions and political risk in Turkey.

Elections around the world also remained a source of uncertainty. Markets continued to closely monitor the new administrations in Brazil and Mexico, as well as Argentina’s presidential election. Incumbent candidate President Macri, seen as market-friendly, suffered a surprising defeat in the August 2019 primary, and the Peronist ticket of Alberto Fernandez/Cristina Fernandez de Kirchner won as expected in the October 2019 election. Europe’s traditional centrist parties lost seats in the Parliamentary elections and populist parties saw marginal gains. The ruling parties in India and South Africa maintained their majorities, where slower economic growth could complicate their respective reform mandates.

Sentiment towards energy equities remained weak during the reporting period despite the reduced risk in the energy industry through stronger balance sheets and lower capital spending plans. Concerns over weakening global demand and strong U.S. supply may have contributed to the poor sentiment. Valuations are attractive and energy securities should benefit when sentiment improves. A catalyst may be distribution growth from master limited partnerships (MLPs) and midstream companies (those companies which gather, process transport and store oil, natural gas and refined petroleum products), which we anticipate in 2020.

The spread between the median MLP yield and the Bloomberg Barclays U.S. High Yield Bond Index yield is the largest it has been over the nearly 25-year period we have tracked this metric. While market expectations for a rate cut by the Fed have pushed bond yields down, the median MLP yield remains stubbornly high. The median trailing twelve-month enterprise value to earnings before interest, taxes, depreciation and amortization (EBITDA) multiple, another key metric, indicated that MLPs were trading at a discount to where they traded when oil prices bottomed in 2016. To put this in perspective, these public valuations are well below where private equity has recently transacted midstream assets. In addition, bonds for the majority of midstream companies are trading at or above par value, another indication that the sector may be undervalued. We expect the current market environment to lead management teams of public midstream companies to sell non-core assets and/or buy back their own equity.

A key component of the midstream business is natural gas liquids (NGLs). U.S. supply is abundant and requires continued investment in infrastructure to continue exporting NGLs to the rest of the world. Given a lack of capacity in this area, NGL prices currently reflect an oversupply situation. As capacity is added, we expect facilities to fill up quickly as this low-cost supply can be exported to the global market.

How did the Funds perform during this twelve-month reporting period ended November 30, 2019?

The tables in each Fund’s Performance Overview and Holding Summaries section of this report provide total returns for the one-year, five-year and since inception periods ended November 30, 2019. Each Fund’s total returns at net asset value (NAV) are compared with the performance of a corresponding market index. The total return at NAV for JMF underperformed the Alerian MLP Index (“Index”) and the S&P 500® Index during the reporting period. The total return at NAV for JMLP underperformed both the Index and S&P 500® Index during the reporting period.

The Funds are taxed as “C” corporations, and unlike most other investment companies, they pay taxes on their own income. Consequently, as explained more fully later in the report, the Funds’ adjustments to their assets and liabilities to reflect the Funds’ projected tax payments can significantly impact Fund share performance. In the most recent reporting period, those tax adjustments had a positive impact on the share performance of JMF and no impact on the share performance of JMLP.

Portfolio Managers’ Comments (continued)

The Funds employ leverage. In the most recent reporting period, this leverage had a negative impact on the Funds’ total return. You should consider the Funds’ tax adjustments and leverage when comparing each Fund’s performance to the Index and S&P 500® Index, as neither index is leveraged nor affected by the tax treatment of gains or losses. As a result, the Funds’ total return performance could differ significantly from the actual returns of its portfolio and that of the indexes, even if the pre-tax adjustment performance of the Funds’ portfolio assets and the performance of the indexes were similar.

We will divide the discussion of the various strategies used by and features of the Funds, and how each of them impacted the performance of the Funds’ shares during the twelve-month reporting period ended November 30, 2019, into the following sub-sections:

•	Impact of portfolio management strategies on Fund share performance

•	Impact of tax adjustments on Fund share performance

•	Impact of leverage on Fund share performance

Impact of the Funds’ primary portfolio investment strategies on Fund share performance.

Both Funds continue to invest primarily in publicly traded MLPs operating in the energy sector with the main objective of providing a tax-advantaged total return.

During the reporting period, the Funds were primarily invested in midstream MLPs that own pipelines and other infrastructure facilities. These assets provide an essential service to our economy: procuring, processing, storing and transporting the commodities and products that fuel every aspect of our lives.

MLP equity prices traded sharply lower in December 2018, driven by tax loss selling. Prices quickly rebounded in January 2019 and moved up through mid-year. During the first half of 2019, there was no material pronouncements from management nor regulatory (FERC) or rating agencies, which allowed investors to begin focusing more on relatively attractive MLP prices and fundamentals. Performance weakened in the later portion of 2019 as energy commodity prices softened and investors became concerned with the fundamentals of many energy-related companies. Midstream companies, particularly those involved in gathering and processing, were impacted by selling pressure. Although commodity prices improved late in 2019, selling pressure did not abate. At the end of 2019, the holdings in the Fund’s portfolio remain fundamentally sound and their valuations are low in comparison to history. Many midstream companies have indicated a plan to pay out flat to rising distributions in 2020. We continue to think that an inflection point in midstream distributions, from decline to growth, will serve as the catalyst going forward.

While JMF underperformed the Index, the Fund benefited from strong security selection during the reporting period, while detractors to performance included an overweight to the higher yielding gathering and processing MLPs and an underweight to the lower yielding midstream oil MLPs.

JMLP underperformed the twelve-month reporting period ended November 30, 2019. JMLP’s strategy is differentiated from JMF in the following ways: 1) JMLP will not purchase the top ten constituents in the Index, and 2) JMLP will not purchase securities that are rated among the bottom 30% of the universe by quality, as defined by the sub-adviser’s “Quality Scorecard” process. The Fund benefited from a position in Global Partners LP, which was a top performing MLP in the portfolio and is not held in the Index. A detractor to Fund performance was not owning Buckeye Parters, L.P., which was one of the top ten constituents in the Index.

Impact of tax adjustments on the Funds’ share performance

Each Fund is treated as a “C” Corporation for U.S. federal income tax purposes and therefore is a taxable entity, meaning that in addition to recording a current tax expense on current year earnings and realized gains, they also record either a net deferred tax liability representing the future taxes projected to be payable on unrealized portfolio gains, or a net deferred tax asset representing the tax benefit projected to be associated with realized and unrealized portfolio losses. These tax adjustment entries on the Funds’ accounting records are intended to ensure that the Funds’ NAVs take into account the future income tax that the Funds may be liable for based on unrealized appreciation as well as the tax benefit of losses that may be used to offset future earnings. Such entries will often have a “moderating impact” on the total returns of investment of the Funds’ shares during a particular measurement period. An increase in the value of a Fund’s portfolio investments will typically trigger an increase to the deferred tax liability or a reduction to the deferred tax asset that would partially offset the portfolio value increases; in contrast, a decrease in value of the Fund’s portfolio investments will typically trigger a reduction in a deferred tax liability and/or an increase to the deferred tax asset, which would tend to partially offset such portfolio value decreases.

During the reporting period for JMF, the projected future tax liability of the Fund decreased, resulting in a positive contribution to NAV performance.

To the extent that a Fund has a deferred tax asset, consideration is given to whether or not a valuation allowance is required that would offset the tax asset. Accounting principles dictate that the determination of such a valuation allowance is based on whether there is a more-likely-than-not probability that some portion or all of the deferred tax asset will not be realized.

At November 30, 2018, JMLP had a valuation allowance to offset the deferred tax asset. This allowance still existed at November 30, 2019. As a result, there was no impact to NAV performance associated with the deferred tax asset or liability.

Further modifications of the Funds’ estimates or assumptions regarding its deferred tax liability and/or asset balances and any applicable valuation allowance could result in increases or decreases in the Funds’ net asset value per share, which could be material.

Impact of the Funds’ leverage strategies on performance

One important factor impacting the returns of the Funds’ common shares relative to their comparative benchmarks was the Funds’ use of leverage through bank borrowings. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income and total return. The opportunity arises when short-term rates that the Fund pays on its leveraging instruments are lower than the distributions the Fund earns on its portfolio securities that it has bought with the proceeds of that leverage. This has been particularly true in the recent market environment where short-term rates have been low by historical standards.

However, use of leverage can expose Fund common shares to additional price volatility. When a Fund uses leverage, the Fund’s common shares will experience a greater increase in their net asset value if the securities acquired through the use of leverage increase in value, but will also experience a correspondingly larger decline in their net asset value if the securities acquired through leverage decline in value, which will make the shares’ net asset value more volatile, and total return performance more variable, over time.

In addition, common share income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. In recent quarters, fund leverage expenses have generally tracked the overall movement of short-term tax-exempt interest rates. While fund leverage expenses are somewhat higher than their all-time lows after the 2007-2009 financial crisis, which has contributed to a reduction in common share net income and long-term total return potential, leverage nevertheless continues to provide the opportunity for incremental common share income. Management believes that the potential benefits from leverage continue to outweigh the associated increase in risk and volatility previously described.

For the twelve-month reporting period ended November 30, 2019, leverage had a negative impact on the total return performance of both Funds.

Portfolio Managers’ Comments (continued)

The Funds employ regulatory leverage through the use of bank borrowings. As of November 30, 2019, the Funds had outstanding bank borrowings as shown in the accompanying table.

	JMF	JMLP
Bank Borrowings	$128,600,000	$29,100,000

As of November 30, 2019, the Funds’ leverage, expressed as a percentage of total managed assets, were as shown in the accompanying table.

	JMF	JMLP
Effective Leverage*	29.54%	29.27%
Regulatory Leverage*	29.54%	29.27%
*

Effective Leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of a Fund’s capital structure. A Fund, however, may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to settle portfolio trades. Such incidental borrowings are excluded from the calculation of a Fund’s effective leverage ratio. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

Bank Borrowings

As noted above, the Funds employ leverage through the use of bank borrowings.

The Funds operate under established leverage guidelines. During the current reporting period, volatility in the MLP market caused the Funds to periodically reduce and increase the amount of their outstanding borrowings in order to maintain levels consistent with these guidelines. The Funds’ bank borrowing activities are as shown in the accompanying table.

	Current Reporting Period					Subsequent to the Close of the Reporting Period
Fund	December 1, 2018	Draws	Paydowns	November 30, 2019	Average Balance Outstanding	Draws	Paydowns	January 28, 2020
JMF	$170,400,000	$4,500,000	$(46,300,000)	$128,600,000	$153,650,137	$—	$—	$128,600,000
JMLP	$37,750,000	$4,000,000	$(12,650,000)	$29,100,000	$34,198,904	$—	$—	$29,100,000

Refer to Notes to Financial Statements, Note 7 – Borrowing Arrangements for further details.

During the reporting period, JMF and JMLP continued to utilize forward interest rate swap contracts to hedge the future interest expense of its leverage. During the reporting period, these swaps had a negative impact on the Funds’ overall performance.

Common Share

Information

DISTRIBUTION INFORMATION

The following information regarding the Funds’ distributions is current as of November 30, 2019, the Funds’ fiscal and tax year end, and may differ from previously issued distribution notifications.

The Funds have a cash flow-based distribution program. Under this program, each Fund seeks to maintain an attractive and stable regular distribution based on the Fund’s net cash flow received from its portfolio investments. Fund distributions are not intended to include expected portfolio appreciation; however, each Fund invests in securities that make payments which ultimately may be fully or partially treated as gains or return of capital for tax purposes. This tax treatment will generally “flow through” to the Fund’s distributions, but the specific tax treatment is often not known with certainty until after the end of the Fund’s tax year. As a result, regular distributions throughout the year are likely to be re-characterized for tax purposes as either long-term gains (both realized and unrealized), or as a non-taxable return of capital.

The figures in the table below provide the sources (for tax purposes) of each Fund’s distributions as of November 30, 2019. These source include amounts attributable to realized gains and/or returns of capital. The Funds attribute these non-income sources equally to each regular distribution throughout the fiscal year. The information shown below is for the distributions paid on common shares for all prior months in the current fiscal year. These amounts should not be used for tax reporting purposes, and the distribution sources may differ for financial reporting than for tax reporting. The final determination of the tax characteristics of all distributions paid in 2019 will be made in early 2020 and reported to you on Form 1099-DIV. More details about the tax characteristics of each Fund’s distributions are available on www.nuveen.com/CEFdistributions.

Data as of November 30, 2019

	Fiscal YTD			Fiscal YTD
	Percentage of the Distribution			Per Share Amounts
Fund	Net Investment Income(1)	Realized Gains	Return of Capital(2)	Total Distributions	Net Investment Income(1)	Realized Gains	Return of Capital(2)
JMF (FYE 11/30)	0.00%	0.00%	100%	$1.0000	$0.0000	$0.0000	$1.0000
JMLP (FYE 11/30)	0.00%	0.00%	100%	$0.7500	$0.0000	$0.0000	$0.7500

(1)	NII is Net Investment Income. The funds may have current fiscal year earnings and profits, and if so, a portion or all of the distributions may be treated as ordinary dividend income.
(2)	Return of Capital may represent unrealized gains, return of shareholders’ principal, or both.

The following table provides information regarding fund distributions and total return performance over various time periods. This information is intended to help you better understand whether fund returns for the specified time periods were sufficient to meet fund distributions.

Data as of November 30, 2019

			Annualized			Cumulative
Fund	Inception Date	Latest Quarterly Per Share Distribution	Current Distribution on NAV	1-Year Return on NAV	Since Inception Return on NAV	Calendar YTD Distributions on NAV	Calendar YTD Return on NAV
JMF (FYE 11/30)	2/23/2011	$0.2500	13.33%	(16.20)%	(2.04)%	13.33%	(6.45)%
JMLP (FYE 11/30)	3/26/2014	$0.1875	14.40%	(15.41)%	(11.34)%	14.40%	(2.11)%

Common Share Information (continued)

CHANGE IN METHOD OF PUBLISHING NUVEEN CLOSED-END FUND DISTRIBUTION AMOUNTS

Beginning on or about November 1, 2019, the Nuveen Closed-End Funds will be discontinuing the practice of announcing Fund distribution amounts and timing via press release. Instead, information about the Nuveen Closed-End Funds’ monthly and quarterly periodic distributions to shareholders will be posted and can be found on Nuveen’s enhanced closed-end fund resource page, which is at www.nuveen.com/closed-end-fund-distributions, along with other Nuveen closed-end fund product updates. Shareholders can expect regular distribution information to be posted on www.nuveen.com on the first business day of each month. To ensure that our shareholders have timely access to the latest information, a subscribe function can be activated at this link here, or at this web page (www.nuveen.com/en-us/people/about-nuveen/for-the-media).

COMMON SHARE EQUITY SHELF PROGRAM

During the current reporting period, JMLP was authorized by the Securities and Exchange Commission to issue additional common shares through an equity shelf program (Shelf Offering). Under this program, the Fund, subject to market conditions, may raise additional capital from time to time in varying amounts and offering methods at a net price at or above the Fund’s NAV per common share. The total amount of common shares authorized under this Shelf Offering are as shown in the accompanying table.

JMLP*
Additional authorized common shares	3,100,000
*	Represents additional authorized common shares for the period December 1, 2018 through March 29, 2019.

Refer to Notes to Financial Statements, Note 5 – Fund Shares, Common Shares Equity Shelf Programs and Offering Costs for further details of Shelf Offerings and the Fund’s respective transactions.

COMMON SHARE REPURCHASES

During August 2019, the Funds’ Board of Trustees reauthorized an open-market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding common shares.

As of November 30, 2019, and since the inception of the Funds’ repurchase programs, the Funds have cumulatively repurchased and retired their outstanding shares as shown in the accompanying table.

	JMF	JMLP
Common shares cumulatively repurchased and retired	—	—
Common shares authorized for repurchase	4,080,000	1,350,000

During the current reporting period, the Funds did not repurchase any of their outstanding common shares.

OTHER COMMON SHARE INFORMATION

As of November 30, 2019, and during the current reporting period, the Funds’ common share prices were trading at a premium/(discount) to their NAVs as shown in the accompanying table.

	JMF	JMLP
Common share NAV	$7.52	$5.21
Common share price	$7.21	$4.78
Premium/(Discount) to NAV	(4.12)%	(8.25)%
12-month average premium/(discount) to NAV	(6.73)%	(8.82)%

Risk Considerations and

Investment Policy Updates

Risk Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.

Nuveen Energy MLP Total Return Fund (JMF)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. MLP Units are subject to energy sector concentration risk, limited voting rights, and heightened tax risk. Common stock returns often have experienced significant volatility. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. For these and other risks such as tax risk, please see the Fund’s web page at www.nuveen.com/JMF.

Nuveen All Cap Energy MLP Opportunities Fund (JMLP)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. MLP Units are subject to energy sector concentration risk, limited voting rights, and heightened tax risk. Common stock returns often have experienced significant volatility. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. For these and other risks, including tax risk and small capitalization risk, please see the Fund’s web page at www.nuveen.com/JMLP.

Investment Policy Updates

Change in Investment Policy

Each of the Funds has recently adopted the following policy regarding limits to investments in illiquid securities:

While there are no such limits imposed by applicable regulations, certain Nuveen Closed-End Funds formerly had investment policies that placed limits on a Fund’s ability to invest in illiquid securities. All exchange-listed Nuveen Closed-End Funds now have no formal limit on their ability to invest in such illiquid securities, but each Fund’s portfolio management team will monitor such investments in the regular, overall management of the Fund’s portfolio securities.

JMF	Nuveen Energy MLP Total Return Fund Performance Overview and Holding Summaries as of November 30, 2019

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of November 30, 2019

	Average Annual
	1-Year	5-Year	Since Inception
JMF at Common Share NAV	(16.20)%	(10.84)%	(2.04)%
JMF at Common Share Price	(11.98)%	(9.82)%	(2.56)%
Alerian MLP Index	(11.00)%	(9.56)%	(0.25)%
S&P 500® Index	16.11%	10.98%	12.85%

Since inception returns are from 2/23/11. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Fund Allocation

(% of net assets)

Master Limited Partnerships & MLP Affiliates	128.5%
Common Stocks	12.6%
Repurchase Agreements	0.6%
Other Assets Less Liabilities	0.2%
Net Assets Plus Borrowings	141.9%
Borrowings	(41.9)%
Net Assets	100%

Portfolio Composition

(% of total investments)

Oil, Gas & Consumable Fuels	99.5%
Repurchase Agreements	0.5%
Total	100%

Top Ten Issuers

(% of total long-term investments)

Energy Transfer LP	10.7%
MPLX LP	10.2%
Enterprise Products Partners LP	7.2%
Phillips 66 Partners LP	6.9%
Crestwood Equity Partners LP	6.3%
Plains All American Pipeline LP	5.9%
NGL Energy Partners LP	5.7%
Genesis Energy LP	5.1%
Delek Logistics Partners LP	4.4%
Tallgrass Energy LP	4.4%

JMLP	Nuveen All Cap Energy MLP Opportunities Fund Performance Overview and Holding Summaries as of November 30, 2019

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of November 30, 2019

	Average Annual
	1-Year	5-Year	Since Inception
JMLP at Common Share NAV	(15.41)%	(13.12)%	(11.34)%
JMLP at Common Share Price	(12.99)%	(12.20)%	(13.11)%
Alerian MLP Index	(11.00)%	(9.56)%	(6.79)%
S&P 500® Index	16.11%	10.98%	12.02%

Since inception returns are from 3/26/14. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Fund Allocation

(% of net assets)

Master Limited Partnerships & MLP Affiliates	127.3%
Common Stocks	13.0%
Repurchase Agreements	1.3%
Other Assets Less Liabilities	(0.2)%
Net Assets Plus Borrowings	141.4%
Borrowings	(41.4)%
Net Assets	100%

Portfolio Composition

(% of total investments)

Oil, Gas & Consumable Fuels	99.0%
Repurchase Agreements	1.0%
Total	100%

Top Ten Issuers

(% of total long-term investments)

Crestwood Equity Partners LP	8.6%
Enable Midstream Partners LP	7.5%
KNOT Offshore Partners LP	7.2%
Global Partners LP/MA	6.5%
NGL Energy Partners LP	5.9%
Genesis Energy LP	5.7%
Delek Logistics Partners LP	5.4%
NuStar Energy LP	5.2%
ONEOK Inc	4.3%
Energy Transfer LP	4.3%

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Energy MLP Total Return Fund

Nuveen All Cap Energy MLP Opportunities Fund:

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Energy MLP Total Return Fund and Nuveen All Cap Energy MLP Opportunities Fund (hereafter collectively referred to as the “Funds”) as of November 30, 2019, the related statements of operations and cash flows for the year ended November 30, 2019, the statements of changes in net assets for each of the two years in the period ended November 30, 2019, including the related notes, and the financial highlights for each of the five years in the period ended November 30, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of November 30, 2019, the results of each of their operations and each of their cash flows for the year then ended, the changes in each of their net assets for each of the two years in the period ended November 30, 2019 and each of the financial highlights for each of the five years in the period ended November 30, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2019 by correspondence with the custodians, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Chicago, Illinois

January 28, 2020

We have served as the auditor of one or more investment companies in Nuveen Funds since 2002.

JMF	Nuveen Energy MLP Total Return Fund Portfolio of Investments November 30, 2019

Shares/Units	Description (1)			Value

	LONG-TERM INVESTMENTS – 141.1% (99.5% of Total Investments)

	MASTER LIMITED PARTNERSHIPS & MLP AFFILIATES – 128.5% (90.7% of Total Investments)

	Oil, Gas & Consumable Fuels – 128.5% (90.7% of Total Investments)

866,019	Crestwood Equity Partners LP			$27,470,123
802,077	DCP Midstream LP			16,931,845
590,788	Delek Logistics Partners LP			18,976,111
2,001,365	Enable Midstream Partners LP			18,392,544
3,904,453	Energy Transfer LP			46,111,590
1,179,189	Enterprise Products Partners LP			31,036,254
1,159,257	Genesis Energy LP			22,037,476
405,670	Holly Energy Partners LP			9,070,781
642,250	KNOT Offshore Partners LP, (2)			12,369,735
1,867,321	MPLX LP			44,162,142
2,498,135	NGL Energy Partners LP			24,806,481
444,005	Noble Midstream Partners LP, (4), (5)			8,626,171
547,100	PBF Logistics LP			11,188,195
537,645	Phillips 66 Partners LP			29,962,956
1,475,948	Plains All American Pipeline LP			25,681,495
103,630	Summit Midstream Partners LP			317,108
132,855	Sunoco LP			4,138,433
1,058,725	Tallgrass Energy LP, (2)			18,961,765
980,540	USD Partners LP			9,275,908
826,906	Western Midstream Partners LP			14,661,043
	Total Oil, Gas & Consumable Fuels			394,178,156
	Total Master Limited Partnership & MLP Affiliates (cost $413,262,608)			394,178,156

Shares	Description (1)			Value

	COMMON STOCKS – 12.6% (8.8% of Total Investments)

	Oil, Gas & Consumable Fuels – 12.6% (8.8% of Total Investments)

2,280,655	EnLink Midstream LLC			$10,833,111
235,548	ONEOK Inc, (2)			16,735,686
299,640	Targa Resources Corp., (2)			10,945,849
	Total Oil, Gas & Consumable Fuels			38,514,646
	Total Common Stocks (cost $42,632,478)			38,514,646
	Total Long-Term Investments (cost $455,895,086)			432,692,802

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 0.6% (0.5% of Total Investments)

	REPURCHASE AGREEMENTS – 0.6% (0.5% of Total Investments)

$1,984	Repurchase Agreement with Fixed Income Clearing Corporation, dated 11/29/19, repurchase price $1,984,185, collateralized by $1,815,000 U.S. Treasury Notes, 0.125%, due 7/15/22, value $2,025,509	0.650%	12/02/19	$1,984,078
	Total Short-Term Investments (cost $1,984,078)			1,984,078
	Total Investments (cost $457,879,164) – 141.7%			434,676,880
	Borrowings – (41.9)% (6), (7)			(128,600,000)
	Other Assets Less Liabilities – 0.2% (8)			709,413
	Net Assets Applicable to Common Shares – 100%			$306,786,293

JMF	Nuveen Energy MLP Total Return Fund (continued)
Portfolio of Investments November 30, 2019

Investments in Derivatives

Interest Rate Swaps – OTC Uncleared

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (9)	Optional Termination Date	Maturity Date	Value	Unrealized Appreciation (Depreciation)
JPMorgan Chase Bank, N.A.	$94,500,000	Receive	1-Month LIBOR	1.969%	Monthly	6/01/18	7/01/25	7/01/27	$(3,898,589)	$(3,898,589)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)	All, or a portion of, distributions designated as ordinary income which is recognized as “Dividends” on the Statement of Operations.

(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(4)

Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 3 – Investment Valuation and Fair Value Measurements for more information.

(5)	Security is restricted and may be resold only in transactions exempt from registration, normally to qualified institutional buyers.

(6)

The Fund segregates 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio Investments as collateral for borrowings. As of the end of the reporting period, investments with a value of $403,172,764 have been pledged as collateral for borrowings.

(7)	Borrowings as a percentage of Total Investments is 29.6%.

(8)

Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(9)	Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each contract.

LIBOR	London Inter-Bank Offered Rate

See accompanying notes to financial statements.

JMLP	Nuveen All Cap Energy MLP Opportunities Fund Portfolio of Investments November 30, 2019

Shares/Units	Description (1)			Value

	LONG-TERM INVESTMENTS – 140.3% (99.0% of Total Investments)

	MASTER LIMITED PARTNERSHIPS & MLP AFFILIATES – 127.3% (89.9% of Total Investments)

	Oil, Gas & Consumable Fuels – 127.3% (89.9% of Total Investments)

267,664	Crestwood Equity Partners LP			$8,490,302
194,075	DCP Midstream LP			4,096,923
164,990	Delek Logistics Partners LP			5,299,479
799,975	Enable Midstream Partners LP			7,351,770
355,975	Energy Transfer LP			4,204,065
294,805	Genesis Energy LP			5,604,243
318,605	Global Partners LP/MA			6,378,472
265,885	Hoegh LNG Partners LP, (2)			4,110,582
182,175	Holly Energy Partners LP			4,073,433
368,090	KNOT Offshore Partners LP, (2)			7,089,413
35,822	MPLX LP			847,190
587,883	NGL Energy Partners LP			5,837,678
100,917	Noble Midstream Partners LP, (4), (5)			1,960,625
180,673	NuStar Energy LP			5,098,592
200,000	Oasis Midstream Partners LP			3,200,000
182,595	PBF Logistics LP			3,734,068
239,750	Plains GP Holdings LP			4,188,433
200,930	Summit Midstream Partners LP			614,846
230,000	Tallgrass Energy LP, (2)			4,119,300
339,902	USD Partners LP			3,215,473
	Total Oil, Gas & Consumable Fuels			89,514,887
	Total Master Limited Partnership & MLP Affiliates (cost $86,648,754)			89,514,887

Shares	Description (1)			Value

	COMMON STOCKS – 13.0% (9.1% of Total Investments)

	Oil, Gas & Consumable Fuels – 13.0% (9.1% of Total Investments)

513,415	EnLink Midstream LLC			$2,438,721
59,590	ONEOK Inc, (2)			4,233,870
67,455	Targa Resources Corp., (2)			2,464,131
	Total Oil, Gas & Consumable Fuels			9,136,722
	Total Common Stocks (cost $12,174,570)			9,136,722
	Total Long-Term Investments (cost $98,823,324)			98,651,609

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 1.3% (1.0% of Total Investments)

	REPURCHASE AGREEMENTS – 1.3% (1.0% of Total Investments)

$946	Repurchase Agreement with Fixed Income Clearing Corporation, dated 11/29/19, repurchase price $946,332, collateralized by $960,000 U.S. Treasury Notes, 1.750%, due 7/15/22, value $969,315	0.650%	12/02/19	$946,281
	Total Short-Term Investments (cost $946,281)			946,281
	Total Investments (cost $99,769,605) – 141.6%			99,597,890
	Borrowings – (41.4)% (6), (7)			(29,100,000)
	Other Assets Less Liabilities – (0.2)% (8)			(164,299)
	Net Assets Applicable to Common Shares – 100%			$70,333,591

JMLP	Nuveen All Cap Energy MLP Opportunities Fund (continued)
Portfolio of Investments November 30, 2019

Investments in Derivatives

Interest Rate Swaps – OTC Uncleared

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (9)	Optional Termination Date	Maturity Date	Value	Unrealized Appreciation (Depreciation)
Morgan Stanley Capital Services LLC	$21,000,000	Receive	1-Month LIBOR	2.042%	Monthly	6/01/18	7/01/25	7/01/27	$(966,450)	$(966,450)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)	All, or a portion of, distributions designated as ordinary income which is recognized as “Dividends” on the Statement of Operations.

(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(4)

Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 3 – Investment Valuation and Fair Value Measurements for more information.

(5)	Security is restricted and may be resold only in transactions exempt from registration, normally to qualified institutional buyers.

(6)

The Fund segregates 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio Investments as collateral for borrowings. As of the end of the reporting period, investments with a value of $86,916,804 have been pledged as collateral for borrowings.

(7)	Borrowings as a percentage of Total Investments is 29.2%.

(8)

Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(9)	Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each contract.

LIBOR	London Inter-Bank Offered Rate

See accompanying notes to financial statements.

Statement of Assets and Liabilities

November 30, 2019

	JMF	JMLP
Assets
Long-term investments, at value (cost $455,895,086 and $98,823,324, respectively)	$432,692,802	$98,651,609
Short-term investments, at value (cost approximates value)	1,984,078	946,281
Cash	300,001	—
Cash collateral at brokers for investments in swaps(1)	3,977,000	986,650
Receivable for:
Dividends	165,823	—
Income tax refund	1,014,003	—
Interest	72	34
Investments sold	325,430	74,217
Other assets	70,915	11,383
Total assets	440,530,124	100,670,174
Liabilities
Borrowings	128,600,000	29,100,000
Unrealized depreciation on interest rate swaps	3,898,589	966,450
Payable for:
Interest	283,178	61,126
State income tax	260,103	8,989
Accrued expenses:
State franchise tax	31,779	12,664
Management fees	393,627	89,545
Trustees fees	80,692	12,976
Other	195,863	84,833
Total liabilities	133,743,831	30,336,583
Net assets applicable to common shares	$306,786,293	$70,333,591
Common shares outstanding	40,786,741	13,500,221
Net asset value (“NAV”) per common share outstanding	$7.52	$5.21
Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$407,867	$135,002
Paid-in surplus	329,525,777	174,828,545
Total distributable earnings, net of tax	(23,147,351)	(104,629,956)
Net assets applicable to common shares	$306,786,293	$70,333,591
Authorized common shares	Unlimited	Unlimited
(1)	Cash pledged to collateralize the net payment obligations for investments in derivatives.

See accompanying notes to financial statements.

Statement of Operations

Year Ended November 30, 2019

	JMF	JMLP
Investment Income
Distributions from Master Limited Partnerships (“MLPs”)	$46,700,907	$10,359,330
Less: Return of capital on distributions from MLPs	(46,700,907)	(10,359,330)
Dividends(1)	2,411,027	460,241
Interest	9,221	3,588
Tax withheld	(185,950)	(23,645)
Total investment income	2,234,298	440,184
Expenses
Management fees	(5,705,836)	(1,308,142)
Interest expense on borrowings	(4,742,729)	(1,049,562)
Custodian fees	(58,420)	(30,948)
Trustees fees	(27,534)	(6,464)
Professional fees	(90,669)	(103,224)
Shareholder reporting expenses	(31,741)	(18,419)
Shareholder servicing agent fees	(18)	(110)
Stock exchange listing fees	(6,902)	(7,750)
Investor relations expenses	(46,903)	(14,008)
Franchise tax expenses	(39,332)	(13,271)
Other	(85,414)	(74,799)
Total expenses	(10,835,498)	(2,626,697)
Net investment income (loss) before taxes	(8,601,200)	(2,186,513)
Deferred tax benefit	1,853,030	—
Current tax (expense)/benefit	(104,321)	—
Net investment income (loss)	(6,852,491)	(2,186,513)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments before taxes	189,265	(7,105,664)
Swaps before taxes	400,957	74,255
Deferred tax (expense)/benefit	(127,157)	—
Net realized gain (loss) from investments	463,065	(7,031,409)
Change in net unrealized appreciation (depreciation) of:
Investments before taxes	(59,264,068)	(1,884,620)
Swaps before taxes	(8,347,857)	(1,854,628)
Deferred tax (expense)/benefit	14,566,210	—
Change in net unrealized appreciation (depreciation) of investments	(53,045,715)	(3,739,248)
Net realized and unrealized gain (loss)	(52,582,650)	(10,770,657)
Net increase (decrease) in net assets applicable to common shares from operations	$(59,435,141)	$(12,957,170)
(1)	See Notes to Financial Statements, Note 2 – Significant Accounting Policies, Investments and Investment Income for more information.

See accompanying notes to financial statements.

Statement of Changes in Net Assets

	JMF		JMLP
	Year Ended 11/30/19	Year Ended 11/30/18	Year Ended 11/30/19	Year Ended 11/30/18
Operations
Net investment income (loss)	$(6,852,491)	$15,701,613	$(2,186,513)	$(2,446,329)
Net realized gain (loss) from:
Investments	62,108	(19,941,948)	(7,105,664)	(11,291,525)
Swaps	400,957	68,212	74,255	9,147
Change in net unrealized appreciation (depreciation) of:
Investments	(44,697,858)	8,036,272	(1,884,620)	6,642,195
Swaps	(8,347,857)	3,318,282	(1,854,628)	746,546
Net increase (decrease) in net assets applicable to common shares from operations	(59,435,141)	7,182,431	(12,957,170)	(6,339,966)
Distributions to Common Shareholders
Dividends	—	(21,108,108)	—	—
Return of capital	(40,786,741)	(23,571,772)	(10,125,166)	(11,086,585)
Decrease in net assets from distributions to common shareholders	(40,786,741)	(44,679,880)	(10,125,166)	(11,086,585)
Capital Share Transactions
Common shares:
Proceeds from shelf offering, net of offering costs	—	7,353,662	—	2,713,917
Proceeds from shares issued to shareholders due to reinvestment of distributions	—	—	—	—
Net increase (decrease) in net assets applicable to common shares from Fund share transactions	—	7,353,662	—	2,713,917
Net increase (decrease) in net assets applicable to common shares	(100,221,882)	(30,143,787)	(23,082,336)	(14,712,634)
Net assets applicable to common shares at the beginning of period	407,008,175	437,151,962	93,415,927	108,128,561
Net assets applicable to common shares at the end of period	$306,786,293	$407,008,175	$70,333,591	$93,415,927

See accompanying notes to financial statements.

Statement of Cash Flows

Year Ended November 30, 2019

	JMF	JMLP
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$(59,435,141)	$(12,957,170)
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(91,171,450)	(23,554,011)
Proceeds from sales of investments	136,594,932	35,329,896
Proceeds from (Purchases of) short-term investments, net	3,893,419	(124,830)
Return of capital distributions from MLPs	46,700,907	10,359,330
(Increase) Decrease in:
Receivable for interest	99	(10)
Receivable for investments sold	(325,430)	(74,217)
Receivable for income tax refund	(1,014,003)	—
Receivable for dividends	(165,823)	—
Other assets	533	2,399
Increase (Decrease) in:
Deferred tax liability, net	(15,278,080)	—
Payable for interest	(156,287)	(36,820)
Payable for state income tax	(2,549)	—
Accrued state franchise tax expense	4,465	9,188
Accrued management fees	(120,147)	(30,429)
Accrued trustees fees	8,608	1,553
Accrued other expenses	(91,288)	(6,271)
Net realized (gain) loss from investments before taxes	(189,265)	7,105,664
Change in net unrealized appreciation (depreciation) of:
Investments before taxes	59,264,068	1,884,620
Swaps before taxes	8,347,857	1,854,628
Net cash provided by (used in) operating activities	86,865,425	19,763,520
Cash Flow from Financing Activities:
Proceeds from borrowings	4,500,000	4,000,000
Repayments of borrowings	(46,300,000)	(12,650,000)
Increase (Decrease) in cash overdraft	(1,683)	(1,704)
Cash distributions paid to common shareholders	(40,786,741)	(10,125,166)
Net cash provided by (used in) financing activities	(82,588,424)	(18,776,870)
Net Increase (Decrease) in Cash and Cash Collateral at Brokers	4,277,001	986,650
Cash and cash collateral at brokers at the beginning of period	—	—
Cash and cash collateral at brokers at the end of period	$4,277,001	$986,650

Supplemental Disclosures of Cash Flow Information	JMF	JMLP
Cash paid for interest on borrowings (excluding borrowing costs)	$4,899,016	$1,081,696
Net cash paid (received) for taxes	141,737	4,083

See accompanying notes to financial statements.

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Financial Highlights

Selected data for a common share outstanding throughout each period:

		Investment Operations			Less Distributions to Common Shareholders			Common Share
	Beginning Common Share NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	Return of Capital	Total	Offering Costs	Premium from Shares Sold through Shelf Offering		Ending NAV	Ending Share Price

JMF
Year Ended 11/30:
2019	$9.98	$(0.17)	$(1.29)	$(1.46)	$—	$(1.00)	$(1.00)	$—	$—		$7.52	$7.21
2018	10.90	0.39	(0.21)	0.18	(0.52)	(0.58)	(1.10)	—	—		9.98	9.19
2017	13.42	(0.13)	(1.04)	(1.17)	(0.18)	(1.17)	(1.35)	—	—	*	10.90	10.57
2016	13.45	(0.12)	1.44	1.32	—	(1.35)	(1.35)	—	—		13.42	13.32
2015	22.10	(0.08)	(7.23)	(7.31)	—	(1.34)	(1.34)	—	—		13.45	11.91

JMLP
Year Ended 11/30:
2019	6.92	(0.16)	(0.80)	(0.96)	—	(0.75)	(0.75)	—	—		5.21	4.78
2018	8.21	(0.18)	(0.28)	(0.46)	—	(0.83)	(0.83)	—	—		6.92	6.24
2017	9.55	(0.07)	(0.29)	(0.36)	—	(0.98)	(0.98)	—	—	*	8.21	8.02
2016	8.94	(0.05)	1.69	1.64	—	(1.03)	(1.03)	—	—		9.55	9.80
2015	18.52	(0.12)	(8.09)	(8.21)	—	(1.37)	(1.37)	—	—		8.94	8.35

	Borrowings at the End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000

JMF
Year Ended 11/30:
2019	$128,600	$3,386
2018	170,400	3,389
2017	175,000	3,498
2016	185,550	3,857
2015	199,000	3,666

JMLP
Year Ended 11/30:
2019	29,100	3,417
2018	37,750	3,475
2017	41,500	3,606
2016	39,000	4,124
2015	41,800	3,727

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)

Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets Before Reimbursement/ Income Taxes/ Tax Benefit (Expense)(e)		Ratios to Average Net Assets After Reimbursement/ Income Taxes/ Tax Benefit (Expense)(d)(e)			Ratios to Average Net Assets

Based on NAV(b)	Based on Share Price(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)		Current and Deferred Tax Benefit (Expense)	Portfolio Turnover Rate(f)

(16.20)%	(11.98)%	$306,786	(2.80)%	(2.23)%	1.39%	(1.77)%		4.19%	17%
0.83	(3.98)	407,008	(2.56)	(2.12)	(0.03)	3.41		2.53	23
(9.44)	(11.44)	437,152	(2.23)	(1.67)	3.45	(1.05)		5.68	12
12.27	27.51	530,132	(1.99)	(1.46)	(8.10)	(1.05)		(6.11)	28
(34.43)	(37.51)	530,525	(1.95)	(0.68)	22.29 (c)	(0.42	)(c)	24.23	18

(15.41)	(12.99)	70,334	(2.94)	(2.45)	(2.94)	(2.45)		0.00	19
(6.91)	(13.77)	93,416	(2.86)	(2.21)	(2.86)	(2.21)		0.00	24
(4.22)	(8.91)	108,129	(2.32)	(0.76)	(2.33)	(0.77)		(0.01)	24
22.62	34.48	121,823	(2.15)	(0.59)	(2.14)	(0.58)		0.01	37
(46.47)	(43.24)	114,004	(2.02)	(1.42)	(0.16)	(0.85)		1.86	37

(c)

During the fiscal year ended November 30, 2015, the Adviser voluntarily reimbursed the Fund for certain expenses incurred in connection with an equity shelf program. As a result, the Expenses and Net Investment Income (Loss) Ratios to Average Net Assets reflect this voluntary expense reimbursement from Adviser. The Expenses and Net Investment Income (Loss) Ratios to Average Net Assets excluding this expense reimbursement after income taxes/tax benefit (expenses) from the Adviser were as follows:

Ratios to Average Net Assets
JMF	Expenses	Net Investment Income (Loss)
Year Ended 11/30:
2015	22.27%	(0.44)%

(d)

Expense ratios include the current and deferred tax benefit (expense) allocated to net investment income (loss) and the deferred tax benefit (expense) allocated to realized and unrealized gain (loss). Net Investment Income (Loss) ratios exclude the deferred tax benefit (expense) allocated to realized and unrealized gain (loss).

(e) •	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to borrowings, as described in Note 7 – Borrowing Arrangements.
•	Each ratio includes the effect of all interest expense paid and other costs related to borrowings as follows:

Ratios of Borrowings Interest Expense to Average Net Assets
JMF
Year Ended 11/30:
2019	(1.23)%
2018	(1.00)
2017	(0.68)
2016	(0.45)
2015	(0.37)

Ratios of Borrowings Interest Expense to Average Net Assets
JMLP
Year Ended 11/30:
2019	(1.17)%
2018	(0.95)
2017	(0.62)
2016	(0.40)
2015	(0.34)

(f)

Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives, Investment Transactions) divided by the average long-term market value during the period.

*	Rounds to less than $0.01.

See accompanying notes to financial statements.

Notes to

Financial Statements

1. General Information

Fund Information

The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) symbols are as follows (each a “Fund” and collectively, the “Funds”):

•	Nuveen Energy MLP Total Return Fund (JMF)

•	Nuveen All Cap Energy MLP Opportunities Fund (JMLP)

The Funds are registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as non-diversified closed-end management investment companies. JMF and JMLP were each organized as a Massachusetts business trust on September 27, 2010 and July 25, 2013, respectively.

The end of the reporting period for the Funds is November 30, 2019, and the period covered by these Notes to Financial Statements is the fiscal year ended November 30, 2019 (the “current fiscal period”).

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions.

Prior to September 20, 2019, Advisory Research Inc. (“ARI”), a wholly-owned subsidiary of Piper Sandler Companies (“Piper”) (formerly, Piper Jaffray Companies), served as sub-adviser to the Funds pursuant to investment sub-advisory agreements between the Adviser and ARI.

On May 29, 2019, Piper announced that it had entered into an agreement to sell the midstream energy business of ARI, including the MLP & Energy Infrastructure team which provided portfolio management to the Funds, to Tortoise Capital Advisors, L.L.C. (“Tortoise”). Because consummation of this transaction would, pursuant to applicable provisions of the 1940 Act, result in the termination of the Funds’ existing investment sub-advisory agreements with ARI, the Funds’ Board of Trustees (the “Board”), in order to ensure continuity of sub-advisory services, approved for each Fund both an interim investment sub-advisory agreement and a new investment sub-advisory agreement between the Adviser and Tortoise.

The interim investment sub-advisory agreements between the Adviser and Tortoise took effect upon the closing of the Tortoise’s acquisition of ARI on September 20, 2019. Shareholders of JMLP approved the new investment sub-advisory agreement between the Adviser and Tortoise on November 21, 2019, and shareholders of JMF approved the new investment sub-advisory agreement between the Adviser and Tortoise on December 13, 2019 (after the end of the reporting period), at which times the new agreements took effect.

2. Significant Accounting Policies

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. Each Fund is an investment company and follows the accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services – Investment Companies. The net asset value (“NAV”) for financial reporting purposes may differ from the NAV for processing security and common share transactions. The NAV for financial reporting purposes includes security and common share transactions through the date of the report. Total return is computed based on the NAV used for processing security and common share transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.

Income Taxes

Each Fund is treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. Accordingly, each Fund is generally subject to U.S. federal income tax on its taxable income at statutory rates applicable to corporations (currently at a maximum rate of 21%). The estimated effective state income tax rate for JMF and JMLP are 2.57% and 1.78%, respectively. Current tax expense may include non-deductible interest and penalties.

Each Fund’s income tax provision consists of the following as of the end of the reporting period:

	JMF	JMLP
Current tax expense (benefit):
Federal	$30,440	$—
State	73,881	—
Total current tax expense (benefit)	$104,321	$—

Deferred tax expense (benefit):
Federal	$(14,252,877)	$—
State	(2,039,206)	—
Total deferred tax expense (benefit)	$(16,292,083)	$—

The reconciliation between the federal statutory income tax rate of 21% and the effective tax rate on net investment income (loss) and realized and unrealized gain (loss) is as follows:

	JMF		JMLP
Description	Amount	Rate	Amount	Rate
Application of statutory income tax rate	$(15,881,230)	21.00%	$(2,721,006)	21.00%
State income taxes, net of federal benefit	(1,942,854)	2.57	(230,153)	1.78
Effect of permanent differences – dividends received deduction	58,642	(0.08)	165,637	(1.28)
Effect of valuation allowance	592,202	(0.78)	2,143,238	(16.54)
Effect of out of period dividends received deduction adjustment[1]	854,932	(1.13)	599,529	(4.63)
Other	130,546	(0.17)	42,755	(0.33)
Total income tax expense (benefit)	$(16,187,762)	21.41%	$—	—%
[1]

During the current year, the Funds recorded an adjustment to the dividends received deduction related to fiscal years ended November 30, 2014 through November 30, 2018, which resulted in an adjustment to the net operating loss carryforward in each Fund, which for both Funds was offset by a corresponding adjustment to the valuation allowance in the current period. The Funds have concluded that the impact of the adjustment is not material to prior periods or the current year.

Each Fund invests its assets primarily in master limited partnerships (“MLPs”), which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, each Fund includes its allocable share of the MLPs’ taxable income in computing its own taxable income. Each Fund’s tax expense or benefit is recognized on the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Such temporary differences are principally: (i) taxes on unrealized gains/(losses), which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting and income tax purposes and (iii) the net tax benefit of accumulated net operating losses. Deferred tax assets and liabilities are measured using effective tax rates expected to apply to taxable income in the years such temporary differences are realized or otherwise settled. To the extent a Fund has a deferred tax asset, consideration is given to whether or not a valuation allowance is required. The determination of whether a valuation allowance is required is based on the evaluation criterion provided by ASC 740, Income Taxes (“ASC 740”) that it is more-likely-than-not that some portion or all of the deferred tax asset will not be realized. Among the factors considered in assessing each Fund’s valuation allowance: the nature, frequency and severity of current and cumulative losses, forecasts of future profitability, the duration of statutory carryforward periods and the associated risk that operating and capital loss carryforwards may expire unused. Significant appreciation or depreciation of Fund assets subsequent to the reporting period can impact future determinations of whether a deferred tax asset is more-likely-than-not to be realized, which in turn may result in adjustments to the valuation allowance reported in the tables below.

Notes to Financial Statements (continued)

Components of the Funds’ deferred tax assets and liabilities as of the end of the reporting period, are as follows:

	JMF	JMLP
Description	Deferred Benefit (Liability)	Deferred Benefit (Liability)
Deferred tax assets:
Federal net operating loss carryforward	$11,099,965	$9,294,517
Federal capital loss carryforward	5,114,621	15,510,693
State net operating and capital loss carryforward (tax basis)	2,964,146	2,307,228
Accumulated net unrealized loss on investments (tax basis)	—	—
Accumulated net unrealized loss on swaps (tax basis)	911,402	230,447
Foreign Tax Credit	267,564	—
Other	765,825	159,282
	$21,123,523	$27,502,167
Deferred tax liabilities:
Accumulated net unrealized gain on investments (tax basis)	$(19,324,510)	$(4,227,374)
Accumulated net unrealized gain on swaps (tax basis)	—	—
	$(19,324,510)	$(4,227,374)
Net deferred taxes before valuation allowance	$1,799,013	$23,274,793
Less: valuation allowance	(1,799,013)	(23,274,793)
Net deferred tax assets (liabilities)	$—	$—

Changes in the valuation allowance were as follows:
Balance at the beginning of period	$1,206,811	$21,131,555
Initial allowance recorded	—	—
Provision to return	—	(566,966)
Release of valuation allowance	—	—
Increase of valuation allowance	592,202	2,646,283
Change in state tax deferred rate	—	63,921
Balance at the end of period	$1,799,013	$23,274,793

As of November 30, 2019, the Funds’ tax year end to date, the Funds had net operating loss carryforwards available for federal income tax purposes to be applied against future taxable income, if any. If not applied, the carryforwards will expire as follows:

Net Operating Loss Carryforwards:	JMF	JMLP
Expiration:
November 30, 2035	$—	$17,666,207
November 30, 2036	—	5,187,102
November 30, 2037	16,505,720	7,268,093
No expiration	36,351,257	14,138,204
Total	$52,856,977	$44,259,606

As of November 30, 2019, the Funds’ tax year end to date, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

	JMF	JMLP
Expiration:
November 30, 2020	$—	$15,376,283
November 30, 2021	14,345,561	34,789,250
November 30, 2022	—	14,075,458
November 30, 2023	10,009,778	9,619,452
Total	$24,355,339	$73,860,443

As of November 30, 2019, JMF had alternative minimum tax credit carryforwards of $1,014,003 reflected on the Statement of Assets and Liabilities as an income tax refund. Beginning with the fiscal year ending November 30, 2019, this amount is partially refundable and will be fully refundable when the tax filing is made for fiscal year ending November 30, 2022.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The table below presents the cost and unrealized appreciation (depreciation) of each Fund’s investment portfolio, as determined on a federal income tax basis, as of November 30, 2019.

For purposes of this disclosure, derivative tax cost is generally the sum of any upfront fees or premiums exchanged and any amounts unrealized for income statement reporting but realized in income and/or capital gains for tax reporting. If a particular derivative category does not disclose any tax unrealized appreciation or depreciation, the change in value of those derivatives have generally been fully realized for tax purposes.

	JMF	JMLP
Tax cost of investments	$352,014,529	$81,869,037
Gross unrealized:
Appreciation	$162,657,857	$32,439,869
Depreciation	(83,894,095)	(15,677,466)
Net unrealized appreciation (depreciation) of investments	$78,763,762	$16,762,403

Compensation

The Funds pay no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Dividends and Distributions to Common Shareholders

Distributions to common shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Each Fund uses a cash flow-based distribution approach, designed to provide attractive quarterly distributions throughout the year, in amounts based on each Fund’s net cash flow received from portfolio investments. Net cash flow consists primarily of distributions received from each Fund’s investments in shares of energy MLPs, less payments on any of its leveraging instruments and other Fund expenses. Currently, each Fund intends to distribute substantially all of its net distributable cash flow received without sourcing incremental amounts from other components, such as realized or unrealized capital gains and/or returns of Fund principal.

For purposes of determining the income tax characterization of each Fund’s distributions, the amount of each Fund’s distributions attributable to each Fund’s earnings and profits for federal income tax purposes are characterized to Fund shareholders as taxable ordinary dividends, while the amount of distributions in excess of each Fund’s earnings and profits for federal income tax purposes are characterized as a return of capital. Each Fund will calculate its earnings and profits based on its taxable period ended November 30 and will report the character of its distributions to shareholders shortly after the end of the calendar year. The primary components of each Fund’s annual earnings and profits calculation are: income, loss and other flow-through items (including earnings and profits adjustments) reported by each MLP held by each Fund on the MLP’s Schedule K-1, realized gain or loss on sales of Fund investments and deductible operating expenses.

Each Fund treats distributions from any given MLP holding as a return of capital to the extent of each Fund’s income tax basis in that MLP, and will reduce its basis in that MLP holding by the amount of such distribution so treated as a return of capital. In contrast, each Fund will recognize income (and thereby increase its earnings and profits) if and to the extent that it receives a distribution from an MLP holding that exceeds its income tax basis in that MLP holding.

The character of each Fund’s distributions for U.S. GAAP purposes, which can often differ from the tax character, is based on estimates of the sources of those distributions (which can be from a combination of income and/or a return of capital) made at the time such distributions are received, which in turn are based upon a historical review of information available from each MLP and other industry sources. Each Fund’s accounting characterization of the estimates may subsequently be revised based on information received from MLPs after their tax reporting periods conclude. It is currently estimated that a significant portion of each Fund’s distributions during the current fiscal period, will be characterized for U.S. GAAP purposes as a return of capital.

Indemnifications

Under the Funds’ organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties.

Notes to Financial Statements (continued)

The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Investments and Investment Income

Securities transactions are accounted for as of the trade date for financial reporting purposes. Realized gains and losses on securities transactions are based upon the specific identification method.

Dividend income from corporate securities is recorded on the ex-dividend date or, for foreign securities, when information is available. A portion of the dividend income reported may in fact be return of capital; however, such information is not available until after the reporting period. Each Fund will therefore estimate how much of corporate distributions received is to be treated as dividend income using prior year information. Once the true nature of the corporate distributions becomes available, true-up adjustments will be made to dividend income in the subsequent reporting period. These adjustments may cause dividend income to be presented as a negative number on the Statement of Operations. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded at fair value. Interest income is recorded on an accrual basis.

Each Fund records the character of distributions received from MLPs based on estimates made at the time such distributions are received. These estimates are based upon a historical review of information available from each MLP and other industry sources. Each Fund’s characterization of the estimates may subsequently be revised based on information received from MLPs after their tax reporting periods conclude. Distributions, recognized as Distributions from MLPs” on the Statement of Operations, are offset by amounts characterized as return of capital from the MLP entities, which are recognized as “Return of capital on distributions from MLPs” on the Statement of Operations. During the current fiscal period, each Fund estimated and characterized 100% of its distributions from MLPs as return of capital, unless otherwise noted in their Portfolio of Investments.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 4 – Portfolio Securities and Investments in Derivatives.

New Accounting Pronouncements and Rule Issuances

Fair Value Measurement: Disclosure Framework

During August 2018, the FASB issued Accounting Standards Update (“ASU”) 2018-13 (“ASU 2018-13”), Fair Value Measurement: Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurements. ASU 2018-13 modifies the disclosures required by Topic 820, Fair Value Measurements. The amendments in ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has early implemented this guidance and it did not have a material impact on the Funds’ financial statements.

3. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

The Funds’ Investments in securities are recorded at their estimated value. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities, such as MLPs, are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the Nasdaq National Market (“Nasdaq”) are valued at the Nasdaq Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or Nasdaq for which there were no transactions on a given day or securities not listed on a securities exchange or Nasdaq are valued at the quoted bid price and are generally classified as Level 2.

Prices of swap contracts are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These investments are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

JMF	Level 1	Level 2	Level 3		Total
Long-Term Investments*:
Master Limited Partnerships & MLP Affiliates	$385,551,985	$—	$8,626,171	***	$394,178,156
Common Stocks	38,514,646	—	—		38,514,646

Short-Term Investments:
Repurchase Agreements	—	1,984,078	—		1,984,078

Investments in Derivatives:
Interest Rate Swaps**	—	(3,898,589)	—		(3,898,589)
Total	$424,066,631	$(1,914,511)	$8,626,171		$430,778,291

JMLP
Long-Term Investments*:
Master Limited Partnerships & MLP Affiliates	$87,554,262	$—	$1,960,625	***	$89,514,887
Common Stocks	9,136,722	—	—		9,136,722

Short-Term Investments:
Repurchase Agreements	—	946,281	—		946,281

Investments in Derivatives:
Interest Rate Swaps**	—	(966,450)	—		(966,450)
Total	$96,690,984	$(20,169)	$1,960,625		$98,631,440
*	Refer to the Fund’s Portfolio of Investments for industry classifications.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.
***	Refer to the Fund’s Portfolio of Investments for securities classified as Level 3.

Notes to Financial Statements (continued)

The following is a reconociliation of the Funds’ Level 3 investments held at the beginning and end of the measurement period:

	JMF
	Level 3
	Master Limited Partnerships & MLP Affiliates	Common Stock	Total
Balance at the beginning of period	$—	$5,245,536	$5,245,536
Gains (losses):
Net realized gains (losses)	—	—	—
Change in net unrealized appreciation (depreciation)	(564,733)	1,753,464	1,188,731
Purchases at cost	9,190,904	—	9,190,904
Sales at proceeds	—	(6,999,000)	(6,999,000)
Net discounts (premiums)	—	—	—
Transfers into	—	—	—
Transfers (out of)	—	—	—
Balance at the end of period	$8,626,171	$—	$8,626,171
Change in net unrealized appreciation (depreciation) during the period of Level 3 securities held as of period end	$(564,733)	$—	$(564,733)

	JMLP
	Level 3
	Master Limited Partnerships & MLP Affiliates	Common Stock	Total
Balance at the beginning of period	$—	$1,150,435	$1,150,435
Gains (losses):
Net realized gains (losses)	—	—	—
Change in net unrealized appreciation (depreciation)	(128,357)	384,565	256,208
Purchases at cost	2,088,982	—	2,088,982
Sales at proceeds	—	(1,535,000)	(1,535,000)
Net discounts (premiums)	—	—	—
Transfers into	—	—	—
Transfers (out of)	—	—	—
Balance at the end of period	$1,960,625	$—	$1,960,625
Change in net unrealized appreciation (depreciation) during the period of Level 3 securities held as of period end	$(128,357)	$—	$(128,357)

As of the measurement date, the Master Limited Partnerships & MLP Affiliates categorized as Level 3 are fair valued by amortizing a discount to reflect a lack of marketability during the restricted period.

4. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Master Limited Partnerships

An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the MLP. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, which are intended to have no role in the operation and management of the entity and receive cash distributions.

Each Fund may purchase both domestic and international MLPs. Each Fund’s investment in MLPs may include ownership of MLP common units and MLP subordinated units. Each Fund also may purchase MLP I-Shares (together with the MLPs, the “MLP Entities”). MLP I-Shares are pay-in-kind securities created as a means to facilitate institutional ownership of MLPs by simplifying the tax and administrative implications of the MLP structure. Generally, when an MLP pays its quarterly cash distribution to unitholders, holders of I-Shares do not receive a cash distribution; rather, they receive a dividend of additional I-Shares from the MLP of comparable value to the cash distribution paid to each unitholder. Each Fund may purchase interests in MLP Entities on an exchange or may utilize non-public market transactions to obtain its holdings, including but not limited to privately negotiated purchases of securities from the issuers themselves, broker-dealers or other qualified institutional buyers.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Fund	Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
JMF	Fixed Income Clearing Corporation	$1,984,078	$(1,984,078)	$—
JMLP	Fixed Income Clearing Corporation	$946,281	$(946,281)	$—
*

As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Investment Transactions

Long-term purchases and sales (excluding derivative transactions, where applicable) during the current fiscal period were as follows:

	JMF	JMLP
Purchases	$91,171,450	$23,554,011
Sales	136,594,932	35,329,896

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Interest Rate Swap Contracts

Interest rate swap contracts involve a Fund’s agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment. Forward interest rate swap contracts involve a Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which begin at a specified date in the future (the “effective date”).

The amount of the payment obligation for an interest rate swap is based on the notional amount and the termination date of the swap contract. Interest rate swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive.

Interest rate swap contracts are valued daily. Upon entering into an interest rate swap contract (and beginning on the effective date for a forward interest rate swap contract), the Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on the interest rate swap contracts on a daily basis, and recognizes the daily change in the fair value of the Fund’s contractual rights and obligations under the contracts. For an over-the-counter (“OTC”) swap that is not cleared through a clearing house (“OTC Uncleared”), the amount recorded on these transactions is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on interest rate swaps.”

Upon the execution of an OTC swap cleared through a clearing house (“OTC Cleared”), the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash deposited by the Fund to cover initial margin requirements on open swap contracts, if any, is recognized as a component of “Cash collateral at brokers for investments in swaps” on the Statement of Assets and Liabilities. Investments in OTC Cleared swaps obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap contract. If the Fund has unrealized appreciation, the clearing broker will credit the Fund’s account with an amount equal to the appreciation. Conversely, if the Fund has unrealized depreciation, the clearing broker will debit the Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin for OTC Cleared swaps is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities. Upon the execution of an OTC Uncleared swap, neither the Fund nor the counterparty is required to deposit initial margin as the trades are recorded bilaterally between both parties to the swap contract, and the terms of the variation margin are subject to a predetermined threshold negotiated by the Fund and

Notes to Financial Statements (continued)

the counterparty. Variation margin for OTC Uncleared swaps is recognized as a component of “Unrealized appreciation or depreciation on interest rate swaps” as described in the preceding paragraph.

The net amount of periodic payments settled in cash are recognized as a component of “Net realized gain (loss) from swaps before taxes” on the Statement of Operations, in addition to the net realized gain or loss recorded upon the termination of the swap contract. For tax purposes, payments expected to be received or paid on the swap contracts are treated as ordinary income or expense, respectively. Changes in the value of the swap contracts during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps before taxes” on the Statement of Operations. In certain instances, payments are made or received upon entering into the swap contract to compensate for differences between the stated terms of the swap agreements and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Payments received or made at the beginning of the measurement period, if any, are recognized as “Interest rate swaps premiums received and/or paid” on the Statement of Assets and Liabilities.

During the current fiscal period, the Funds continued to utilize forward interest rate swap contracts to hedge the future interest expense of its leverage.

The average notional amount of interest rate swap contracts outstanding during the current fiscal period was as follows:

	JMF	JMLP
Average notional amount of interest rate swap contracts outstanding*	$94,500,000	$21,000,000
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all swap contracts held by the Funds as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
JMF
Interest rate	Swaps (OTC Uncleared)	—	$—	Unrealized depreciation on interest rate swaps	$(3,898,589)
JMLP
Interest rate	Swaps (OTC Uncleared)	—	$—	Unrealized depreciation on interest rate swaps	$(966,450)

The following table presents the Funds’ swap contracts subject to netting agreements and the collateral delivered related to those swap contracts as of the end of the reporting period.

Fund	Counterparty	Gross Unrealized Appreciation on Interest Rate Swaps**	Gross Unrealized (Depreciation) on Interest Rate Swaps**	Net Unrealized Appreciation (Depreciation) on Interest Rate Swaps	Collateral Pledged to (from) Counterparty	Net Exposure
JMF	JPMorgan Chase Bank, N.A.	$—	$(3,898,589)	$(3,898,589)	$3,898,589	$—
JMLP	Morgan Stanley Capital Services LLC	$—	$(966,450)	$(966,450)	$966,450	$—
**	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain/(Loss) from Swaps Before Taxes	Change in Net Unrealized Appreciation (Depreciation) of Swaps Before Taxes
JMF	Interest rate	Swaps	$400,957	$(8,347,857)
JMLP	Interest rate	Swaps	$74,255	$(1,854,628)

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

5. Fund Shares

Common Shares Equity Shelf Programs and Offering Costs

The following Funds have each filed registration statements with the Securities and Exchange Commission (“SEC”) authorizing each Fund to issue additional common shares through one or more equity shelf programs (“Shelf Offering”), which became effective with the SEC during prior fiscal periods.

Under these Shelf Offerings, the Funds, subject to market conditions, may raise additional equity capital by issuing additional common shares from time to time in varying amounts and by different offering methods at a net price at or above the Fund’s NAV per common share. In the event a Fund’s Shelf Offering registration statement is no longer current, the Fund may not issue additional common shares until a post-effective amendment to the registration statement has been filed with the SEC.

Additional authorized common shares, common shares sold and offering proceeds, net of offering costs under each Fund’s Shelf Offering during each Fund’s current and prior fiscal period were as follows:

	JMF		JMLP
	Year Ended 11/30/19	Year Ended 11/30/18*	Year Ended 11/30/19**	Year Ended 11/30/18
Additional authorized common shares	—	9,800,000	3,100,000	3,100,000
Common shares sold	—	688,792	—	337,500
Offering proceeds, net of offering costs	$—	$7,353,662	$—	$2,713,917
*	Represents additional authorized common shares for the period December 1, 2017 through September 28, 2018.
**	Represents additional authorized common shares for the period December 1, 2018 through March 29, 2019.

Costs incurred by the Funds in connection with their initial shelf registration were recorded as a prepaid expense and recognized as “Deferred offering costs” on the Statement of Assets and Liabilities. These costs are amortized pro rata as shares are sold and are recognized as a component of “Proceeds from shelf offering, net of offering costs” on the Statement of Changes in Net Assets. Any deferred offering costs remaining one year after the effectiveness of the initial shelf registration will be expensed. Costs incurred by the Funds to keep the shelf registration current are expensed as incurred and recognized as a component of “other expenses” on the Statement of Operations.

Common Share Transactions

Transactions in common shares during the Funds’ current and prior fiscal period were as follows:

	JMF		JMLP
	Year Ended 11/30/19	Year Ended 11/30/18	Year Ended 11/30/19	Year Ended 11/30/18
Common shares:
Sold through shelf offering	—	688,792	—	337,500
Issued to shareholders due to reinvestment of distributions	—	—	—	—

Weighted average common share:
Premium to NAV per shelf offering common share sold	—%	1.63%	—%	1.57%

Notes to Financial Statements (continued)

6. Management Fees and Other Transactions with Affiliates

Management Fees

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. ARI was and Tortoise is compensated for their services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $500 million	0.9000%
For the next $500 million	0.8750
For the next $500 million	0.8500
For the next $500 million	0.8250
For managed assets over $2 billion	0.8000

The annual complex-level fee, payable monthly, for each Fund is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Fund’s daily managed assets:

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*

For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen open-end and closed-end funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011, but do not include certain assets of certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year. As of November 30, 2019, the complex-level fee for each Fund was 0.1562%.

7. Borrowing Arrangements

Each Fund has entered into a borrowing arrangement (“Borrowings”) as a means of leverage.

Each Fund has entered into a credit agreement with a bank and its affiliate. Each Fund’s maximum commitment amount under its Borrowings is as follows:

	JMF	JMLP
Maximum commitment amount	$200,000,000	$44,000,000

As of the end of the reporting period, each Fund’s outstanding balance on its Borrowings was a follows:

	JMF	JMLP
Outstanding balance on Borrowings	$128,600,000	$29,100,000

Interest charged on these Borrowings is at a rate per annum equal to the 1-Month LIBOR (London Inter-Bank Offered Rate) plus 0.75% for JMF and plus 0.70% for JMLP. The Funds also accrue a commitment fee of 0.15% per annum on the daily undrawn portion of the Borrowings unless the undrawn portion of the Borrowings on that day is less than 40% of the maximum commitment amount.

During the current fiscal period, the average daily balance outstanding (which was for the entire current reporting period) and average annual interest rate on each Fund’s Borrowings were as follows:

	JMF	JMLP
Average daily balance outstanding	$153,650,137	$34,198,904
Average annual interest rate	3.03%	2.98%

In order to maintain the Borrowings, the Funds must meet certain collateral, asset coverage and other requirements. Borrowings outstanding are fully secured by eligible securities held in each Fund’s Portfolio of Investments.

Each Fund’s Borrowings outstanding is recognized as “Borrowings” on the Statement of Assets and Liabilities. Interest expense incurred on the borrowed amount and undrawn balance are recognized as a component of “Interest expense on borrowings” on the Statement of Operations.

Inter-Fund Borrowing and Lending

The SEC has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds, including the Funds covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.

The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

During the current reporting period, none of the Funds covered by this shareholder report have entered into any inter-fund loan activity.

Additional Fund

Information (Unaudited)

Board of Trustees
Margo Cook*	Jack B. Evans	William C. Hunter	Albin F. Moschner	John K. Nelson
Judith M. Stockdale	Carole E. Stone	Terence J. Toth	Margaret L. Wolff	Robert L. Young

*	Interested Board Member.

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	Custodian State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP One North Wacker Drive Chicago, IL 60606	Transfer Agent and Shareholder Services Computershare Trust Company, N.A. 250 Royall Street Canton, MA 02021 (800) 257-8787

Portfolio of Investments Information

Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC’s website at http://www.sec.gov.

Nuveen Funds’ Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases

Each Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock, as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	JMF	JMLP
Common shares repurchased	—	—

FINRA BrokerCheck

The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms

Used in this Report

(Unaudited)

∎

Alerian MLP Index: A composite of the 50 most prominent energy Master Limited Partnerships. The index, which is calculated using a float-adjusted, capitalization-weighted methodology, is disseminated real-time on a price-return basis, and the corresponding total-return index is disseminated daily. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

∎

Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see Leverage) and the leverage effects of certain derivative investments in the fund’s portfolio.

∎

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

∎	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

∎

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

∎

Regulatory Leverage: Regulatory Leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

∎

S&P 500®: An unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Reinvest Automatically,

Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Board Members & Officers

(Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is set at ten. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent board members”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each Trustee oversees and other directorships they hold are set forth below.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members:

∎ TERENCE J. TOTH			Formerly, a Co-Founding Partner, Promus Capital (2008-2017); Director, Quality Control Corporation (since 2012); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and chair of its Investment Committee; formerly, Director, Fulcrum IT Services LLC (2010-2019); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007): Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).
1959 333 W. Wacker Drive Chicago, IL 60606	Chairman and Board Member	2008 Class II		157

∎ JACK B. EVANS			Chairman (since 2019), formerly, President (1996-2019), The Hall-Perrine Foundation, a private philanthropic corporation; Director and Chairman, United Fire Group, a publicly held company; Director, Public Member, American Board of Orthopaedic Surgery (since 2015); Life Trustee of Coe College and the Iowa College Foundation; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; formerly, Director, Alliant Energy and The Gazette Company; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.
1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	1999 Class III		157

∎ WILLIAM C. HUNTER			Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director of Wellmark, Inc. (since 2009); past Director (2005-2015), and past President (2010-2014) Beta Gamma Sigma, Inc., The International Business Honor Society; formerly, Director (2004-2018) of Xerox Corporation; Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.
1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	2003 Class I		157

∎ ALBIN F. MOSCHNER			Founder and Chief Executive Officer, Northcroft Partners, LLC, a management consulting firm (since 2012); formerly, Chairman (2019), and Director (2012-2019), USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions; formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions (1991-1996) and Chief Executive Officer (1995-1996) of Zenith Electronics Corporation.
1952 333 W. Wacker Drive Chicago, IL 60606	Board Member	2016 Class III		157

Board Members & Officers (continued)

(Unaudited)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members (continued):

∎ JOHN K. NELSON			Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; served on The President’s Council, Fordham University (2010-2018); and previously was a Director of The Curran Center for Catholic American Studies (2009-2018); formerly, senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014): formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets-the Americas (2006-2007), CEO of Wholesale Banking North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading-North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.
1962 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class II		157

∎ JUDITH M. STOCKDALE			Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).
1947 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997 Class I		157

∎ CAROLE E. STONE			Former Director, Chicago Board Options Exchange, Inc. (2006-2017); and C2 Options Exchange, Incorporated (2009-2017); Director, Cboe, Global Markets, Inc., formerly, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).
1947 333 W. Wacker Drive Chicago, IL 60606	Board Member	2007 Class I		157

∎ MARGARET L. WOLFF			Formerly, member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.
1955 333 W. Wacker Drive Chicago, IL 60606	Board Member	2016 Class I		157

∎ ROBERT L. YOUNG(2)			Formerly, Chief Operating Officer and Director, J.P.Morgan Investment Management Inc. (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P.Morgan Funds; formerly, Director and various officer positions for J.P.Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly, One Group Dealer Services, Inc.) (1999-2017).
1963 333 W. Wacker Drive Chicago, IL 60606	Board Member	2017 Class II		155

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Interested Board Member:

∎ MARGO L. COOK(3)			President (since 2017), formerly, Co-Chief Executive Officer and Co-President (2016-2017), formerly, Senior Executive Vice President of Nuveen Investments, Inc.; President, Global Products and Solutions (since 2017), and, Co-Chief Executive Officer (since 2015), formerly, Executive Vice President (2013-2015), of Nuveen Securities, LLC; Executive Vice President (since 2017) of Nuveen, LLC; President (since August 2017), formerly Co-President (2016-2017), formerly, Senior Executive Vice President of Nuveen Fund Advisors, LLC (Executive Vice President 2011-2015); President (since 2017), Nuveen Alternative Investments, LLC; Chartered Financial Analyst.
1964 333 W. Wacker Drive Chicago, IL 60606	Board Member	2016 Class III		157

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years

Officers of the Funds:

∎ CEDRIC H. ANTOSIEWICZ			Senior Managing Director (since 2017), formerly, Managing Director (2004-2017) of Nuveen Securities, LLC; Senior Managing Director (since 2017), formerly, Managing Director (2014-2017) of Nuveen Fund Advisors, LLC.
1962 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	2007

∎ NATHANIEL T. JONES			Managing Director (since 2017), formerly, Senior Vice President (2016-2017), formerly, Vice President (2011-2016) of Nuveen; Managing Director (since 2015) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.
1979 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2016

∎ WALTER M. KELLY			Managing Director (since 2017), formerly, Senior Vice President (2008-2017) of Nuveen.
1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003

∎ DAVID J. LAMB			Managing Director (since 2017), formerly, Senior Vice President of Nuveen (since 2006), Vice President prior to 2006.
1963 333 W. Wacker Drive Chicago, IL 60606	Vice President	2015

∎ TINA M. LAZAR			Managing Director (since 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.
1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002

∎ BRIAN J. LOCKHART			Managing Director (since 2019) of Nuveen Fund Advisors, LLC; Managing Director (since 2017), formerly, Vice President (2010-2017) of Nuveen; Head of Investment Oversight (since 2017), formerly, Team Leader of Manager Oversight (2015-2017); Chartered Financial Analyst and Certified Financial Risk Manager.
1974 333 W. Wacker Drive Chicago, IL 60606	Vice President	2019

∎ JACQUES M. LONGERSTAEY			Senior Managing Director, Chief Risk Officer, Nuveen, LLC (since May 2019); Senior Managing Director (since May 2019) of Nuveen Fund Advisors, LLC; formerly, Chief Investment and Model Risk Officer, Wealth & Investment Management Division, Wells Fargo Bank (NA) (from 2013-2019).
1963 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President	2019

Board Members & Officers (continued)

(Unaudited)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years

Officers of the Funds (continued):

∎ KEVIN J. MCCARTHY			Senior Managing Director (since 2017) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2008-2016); Senior Managing Director (since 2017) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and Managing Director (2008-2016); Senior Managing Director (since 2017), Secretary (since 2016) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC, formerly, Executive Vice President (2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior Managing Director (since 2017), Secretary (since 2016) and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC, formerly Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2011-2016); Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Investments Advisers, LLC, formerly Executive Vice President (2016-2017); Vice President (since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of NWQ Investment Management Company, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010). Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Alternative Investments, LLC.
1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007

∎ JON SCOTT MEISSNER			Managing Director of Mutual Fund Tax and Financial Reporting groups at Nuveen (since 2017); Managing Director of Nuveen Fund Advisors, LLC (since 2019); Senior Director of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC (since 2016); Senior Director (since 2015) Mutual Fund Taxation to the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and the CREF Accounts; has held various positions with TIAA since 2004.
1973 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President	2019

∎ WILLIAM T. MEYERS			Senior Managing Director (since 2017), formerly, Managing Director (2016-2017), Senior Vice President (2010-2016) of Nuveen Securities, LLC and Nuveen Fund Advisors, LLC; Senior Managing Director (since 2017), formerly, Managing Director (2016-2017), Senior Vice President (2010-2016) of Nuveen, has held various positions with Nuveen since 1991.
1966 333 W. Wacker Drive Chicago, IL 60606	Vice President	2018

∎ MICHAEL A. PERRY			Executive Vice President (since 2017), previously Managing Director (from 2016), of Nuveen Fund Advisors, LLC and Nuveen Alternative Investments, LLC; Executive Vice President (since 2017), formerly, Managing Director (2015-2017), of Nuveen Securities, LLC; formerly, Managing Director (2010-2015) of UBS Securities, LLC.
1967 333 W. Wacker Drive Chicago, IL 60606	Vice President	2017

∎ CHRISTOPHER M. ROHRBACHER			Managing Director (since 2017) and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2017), formerly, Senior Vice President (2016-2017), Co-General Counsel (since 2019) and Assistant Secretary (since 2016) of Nuveen Fund Advisors, LLC; Managing Director (since 2017), formerly, Senior Vice President (2012-2017) and Associate General Counsel (since 2016), formerly, Assistant General Counsel (2008-2016) of Nuveen.
1971 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008

∎ WILLIAM A. SIFFERMANN			Managing Director (since 2017), formerly Senior Vice President (2016-2017) and Vice President (2011-2016) of Nuveen.
1975 333 W. Wacker Drive Chicago, IL 60606	Vice President	2017

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years

Officers of the Funds (continued):

∎ E. SCOTT WICKERHAM			Senior Managing Director, Head of Fund Administration at Nuveen, LLC (since 2019), formerly, Managing Director; Senior Managing Director (since 2019), Nuveen Fund Advisers, LLC; Principal Financial Officer, Principal Accounting Officer and Treasurer (since 2017) to the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and the Treasurer (since 2017) to the CREF Accounts; Senior Director, TIAA-CREF Fund Administration (2014-2015); has held various positions with TIAA since 2006.
1973 TIAA 730 Third Avenue New York, NY 10017	Vice President and Controller	2019

∎ MARK L. WINGET			Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2008); Vice President and Assistant Secretary of Nuveen Fund Advisors, LLC (since 2019); Vice President (since 2010) and Associate General Counsel (since 2016), formerly, Assistant General Counsel (2008-2016) of Nuveen.
1968 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008

∎ GIFFORD R. ZIMMERMAN			Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President (since 2017), formerly, Managing Director (2003-2017) and Assistant Secretary (since 2003) of Symphony Asset Management LLC; Managing Director and Assistant Secretary (since 2002) of Nuveen Investments Advisers, LLC; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Santa Barbara Asset Management, LLC (since 2006), and of Winslow Capital Management, LLC, (since 2010); Chartered Financial Analyst.
1956 333 W. Wacker Drive Chicago, IL 60606	Vice President Secretary	1988

(1)

The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares, when applicable, to serve until the next annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen complex.

(2)	Mr. Young was appointed as a Board Member of each of the Nuveen Funds except Nuveen Diversified Dividend and Income Fund and Nuveen Real Estate Income Fund.
(3)	“Interested person” as defined in the 1940 Act, by reason of her position with Nuveen, LLC. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(4)

Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen complex.

Notes

Notes

Nuveen:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/closed-end-funds

Nuveen Investments, LLC member of FINRA and SIPC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com	EAN-A-1119D 1049622-IN-Y-01-21

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/fund-governance. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by this report, the registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone, Jack B. Evans and William C. Hunter, who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

Mr. Hunter was formerly a Senior Vice President at the Federal Reserve Bank of Chicago. As part of his role as Senior Vice President, Mr. Hunter was the senior officer responsible for all operations of each of the Economic Research, Statistics, and Community and Consumer Affairs units at the Federal Reserve Bank of Chicago. In such capacity, Mr. Hunter oversaw the subunits of the Statistics and Community and Consumer Affairs divisions responsible for the analysis and evaluation of bank and bank holding company financial statements and financial filings. Prior to serving as Senior Vice President at the Federal Reserve Bank of Chicago, Mr. Hunter was the Vice President of the Financial Markets unit at the Federal Reserve Bank of Atlanta where he supervised financial staff and bank holding company analysts who analyzed and evaluated bank and bank holding company financial statements. Mr. Hunter also currently serves on the Boards of Directors of Xerox Corporation and Wellmark, Inc. as well as on the Audit Committees of such Boards. As an Audit Committee member, Mr. Hunter’s responsibilities include, among other things, reviewing financial statements, internal audits and internal controls over financial reporting. Mr. Hunter also formerly was a Professor of Finance at the University of Connecticut School of Business and has authored numerous scholarly articles on the topics of finance, accounting and economics.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Fiscal Year Ended	Audit Fees Billed to Fund [1]	Audit-Related Fees Billed to Fund [2]	Tax Fees Billed to Fund [3]	All Other Fees Billed to Fund [4]
November 30, 2019	$60,985	$0	$42,500	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

November 30, 2018	$61,174	$5,500	$35,000	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

1 “Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

2 “Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

3 “Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

4 “All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE

ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by PricewaterhouseCoopers LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to PricewaterhouseCoopers LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

Fiscal Year Ended	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
November 30, 2019	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

November 30, 2018	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

NON-AUDIT SERVICES

The following table shows the amount of fees that PricewaterhouseCoopers LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that PricewaterhouseCoopers LLP provide to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from PricewaterhouseCoopers LLP about any non-audit services that PricewaterhouseCoopers LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PricewaterhouseCoopers LLP’s independence.

Fiscal Year Ended	Total Non-Audit Fees Billed to Fund	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
November 30, 2019	$42,500	$0	$0	$42,500
November 30, 2018	$35,000	$0	$0	$35,000

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chair for her verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). As of the end of the period covered by this report, the members of the audit committee are Jack B. Evans, William C. Hunter, John K. Nelson, Judith M. Stockdale and Carole E. Stone, Chair.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

ITEM  7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant has delegated the voting of proxies relating to its voting securities to its investment sub-adviser, Tortoise Capital Advisors, L.L.C. (Tortoise St. Louis team) (the “Sub-Adviser” or “Tortoise St. Louis team”). The Sub-Adviser’s Proxy Voting Policies and Procedures are as follows:

TORTOISE CAPITAL ADVISORS, L.L.C.

(TORTOISE ST. LOUIS TEAM)

PROXY VOTING POLICIES AND PROCEDURES

The following sets forth the proxy voting policies and procedures of the Tortoise Capital Advisors, L.L.C. St. Louis team (the “Tortoise St. Louis team”) which was formerly the Advisory Research, Inc. MLP & Energy Infrastructure team. Please see the separate Proxy Voting Policies and Procedures for Tortoise Capital Advisors, L.L.C. (other than the Tortoise St. Louis team) which makes separate and independent decisions from the Tortoise St. Louis team.

General

An adviser exercising proxy voting for clients must:

a)

Written Policies and Procedures. Adopt written policies and procedures that (1) are reasonably designed to ensure that the adviser votes proxies in the best interest of its clients, and (2) address how the adviser resolves any material conflicts of interest that may arise when voting client proxies;

b)

Information Disclosures. Disclose to clients how they can obtain information about how the adviser voted their securities, and how clients can obtain a copy of the adviser’s proxy voting policies and procedures; and

c)	Policies and Procedures Description. Describe in its Form ADV Part 2 or in a separate disclosure document the adviser’s proxy voting policies and procedures.

Policy

The Tortoise St. Louis team seeks to vote or otherwise process, such as by a decision to abstain from voting or to take no action on, proxies over which it has voting authority in the best interests of the Tortoise St. Louis team’s clients.

Procedures

Voting decisions. The Tortoise St. Louis team shall evaluate each proxy of a Master Limited Partnership (“MLP”) on a case by case basis due to their unique nature. Any proxies received for equity or debt securities other than MLP’s will be voted with management because the Tortoise St. Louis team believes that recommendations by management teams or their board of directors generally are in shareholders’ best interests, and therefore in the best economic interest of the Tortoise St. Louis team’s clients. There are times when the Tortoise St. Louis team believes management’s position on a proxy issue is not in the best interests of our clients, but it does not warrant a sale of the clients’ shares. In these circumstances, the Tortoise St. Louis team will vote contrary to management’s recommendations.

Decision to Abstain. The Tortoise St. Louis team may process certain proxies without voting them, such as by deciding to abstain from voting or take no action on such proxies (or on certain proposals within such proxies). Examples include, without limitation, proxies issued by companies that the Tortoise St. Louis team has decided to sell, proxies issued for securities that the Tortoise St. Louis team did not select for a client portfolio (such as, without limitation, securities that were selected by the client or by a previous adviser, unsupervised securities held in a client’s account, money market securities, or other securities selected by clients or their representatives other than the Tortoise St. Louis team), or proxies issued by foreign companies that impose burdensome or unreasonable voting, power of attorney, or holding requirements.

The Tortoise St. Louis team also may abstain from voting, or take no action on, proxies in other circumstances, such as when voting may not be in the best interests of clients, as an alternative to voting with (or against) management, or when voting may be unduly burdensome or expensive.

Conflicts of Interest. In certain circumstances, such as when the proponent of a proxy proposal is also a client of the Tortoise St. Louis team, an appearance might arise of a potential conflict between the Tortoise St. Louis team’s interests and the interests of affected clients in how the proxies of that issuer are voted. When the Tortoise St. Louis team itself knowingly does business with a particular proxy issuer and a material conflict of interest between the Tortoise St. Louis team’s interests and clients’ interests may appear to exist, the Tortoise St. Louis team generally would, to avoid any appearance concerns, follow an alternative procedure rather than vote proxies as recommended by management. Such an alternative procedure generally would involve causing the proxies to be voted in accordance with the recommendations of an independent service provider that the Tortoise St. Louis team may use to assist in voting proxies.

The Tortoise St. Louis team generally will not notify clients if it uses this procedure to resolve an apparent material conflict of interest. The Tortoise St. Louis team will document the identification of any material conflict of interest and its procedure for resolving the conflict. In unusual cases, the Tortoise St. Louis team may use other alternative procedures to address circumstances when a material conflict of interest may appear to exist, such as, without limitation:

(i) Notifying affected clients of the conflict of interest (if practical), and seeking a waiver of the conflict to permit the Tortoise St. Louis team to vote the proxies under its usual policy;

(ii) Abstaining from voting the proxies; or

(iii) Forwarding the proxies to clients so that clients may vote the proxies themselves. The Tortoise St. Louis team generally, will notify clients if it uses one of these alternative procedures to resolve a material conflict of interest.

Voting by Client Instead of The Tortoise St. Louis Team

A Tortoise St. Louis team client may vote its own proxies instead of directing the Tortoise St. Louis team to do so. The Tortoise St. Louis team recommends this approach if a client believes that proxies should be voted based on political or social interests.

The Tortoise St. Louis team generally will not accept proxy voting authority from a client (and will encourage the client to vote its own proxies) if the client seeks to impose client-specific voting guidelines that may be inconsistent with the Tortoise St. Louis team’s procedures or with the client’s best economic interest in the Tortoise St. Louis team’s view.

The Tortoise St. Louis team generally will abstain from voting on (or otherwise participating in) the commencement of legal proceedings such as shareholder class actions or bankruptcy proceedings.

Form N-PX. The Tortoise St. Louis team will provide a completed annual voting record, as required by the Proxy Rule, for each advised or sub-advised fund as requested. The Tortoise St. Louis team will also provide its current proxy voting policies and procedures and any subsequent amendments to the advised and sub-advised funds.

Recordkeeping. The Tortoise St. Louis team or a service provider maintains, in accordance with Rule 204-2 of the Investment Advisers Act:

(i) Copies of all proxy voting policies and procedures;

(ii) Copies of proxy statements received (unless maintained elsewhere as described below);

(iii) Records of proxy votes cast on behalf of clients;

(iv) Documents prepared by the Tortoise St. Louis team that are material to a decision on how to vote or memorializing the basis for a decision;

(v) Written client requests for proxy voting information and

(vi) Written responses by the Tortoise St. Louis team to written or oral client requests.

The Tortoise St. Louis team will obtain an undertaking from any service provider that the service provider will provide copies of proxy voting records and other documents promptly upon request if the Tortoise St. Louis team relies on the service provider to maintain related records.

The Tortoise St. Louis team or its service provider may rely on the SEC’s EDGAR system to keep records of certain proxy statements if the proxy statements are maintained by issuers on that system (as is generally true in the case of larger U.S.-based issuers).

Adopted effective September 23, 2019

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (also referred to as the “Adviser”). The Adviser is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Tortoise Capital Advisors, L.L.C., (“Tortoise” or “Sub-Adviser”), as sub-adviser to provide discretionary investment advisory services. The following section provides information on the portfolio managers at the Sub-Adviser.

Item 8(a)(1).	PORTFOLIO MANAGER BIOGRAPHIES

As of the date of filing this report, the following individuals at the Sub-adviser (the “Portfolio Managers”) have primary responsibility for the day-to-day implementation of the Fund’s investment strategy:

James J. Cunnane, Jr., CFA – Managing Director and Senior Portfolio Manager

Mr. Cunnane joined Advisory Research, now part of Tortoise, in 1996 and is a senior portfolio manager focused on Tortoise’s midstream energy portfolio. Mr. Cunnane has more than 25 years of investment management experience managing portfolios for institutions and individuals. He has extensive experience managing midstream energy, core equity, and balanced mandates. He graduated from Indiana University with a Bachelor of Science degree in finance and is a CFA® charterholder. Mr. Cunnane serves as an independent trustee to several institutional investment plans including Mercy Health and the Archdiocese of St. Louis. He has supported St. Patrick’s Center, an agency serving the homeless population in St. Louis, since its founding in 1983.

Quinn T. Kiley – Managing Director and Senior Portfolio Manager

Mr. Kiley joined Advisory Research, now part of Tortoise, in 2005 and is a senior portfolio manager focused on Tortoise’s midstream energy portfolio. He previously served as vice president of Corporate & Investment Banking at Banc of America Securities in New York and was responsible for executing strategic advisory and financing transactions for clients in the energy & power sectors. Mr. Kiley graduated from Washington & Lee University with a Bachelor of Science degree with honors in geology and also earned a Master of Science degree in geology from the University of Montana, and a Master of Business Administration degree from the Kelley School of Business at Indiana University. Additionally, he earned a Juris Doctorate from Indiana University School of Law and was admitted to the bar in New York. He serves on the finance committees of Rossman School and the Magic House.

Item 8(a)(2).	OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER

Other Accounts Managed by Portfolio Manager(s) or Management team member as of November 30, 2019.

(i) Name of Portfolio Manager	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
James J. Cunnane, Jr.	4	0	230	0	0	0
	$1,365,921,040	$0	$463,707,487	$0	$0	$0
Quinn T. Kiley	4	0	230	0	0	0
	$1,365,921,040	$0	$463,707,487	$0	$0	$0

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with one or more of the following potential conflicts:

The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. The Sub-Adviser seeks to manage such competing interests for the time and attention of a portfolio manager by having the portfolio manager focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Fund.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, the Sub-Adviser has adopted procedures for allocating portfolio transactions across multiple accounts. With respect to securities transactions for the Fund, the Sub-Adviser determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the Sub-Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a fund or other account(s) involved.

The Sub-Adviser has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Item 8(a)(3).	FUND MANAGER COMPENSATION

Compensation Structure. As of the most recently completed fiscal year end, the primary portfolio managers’ compensation is as follows for James J. Cunnane, Jr. and Quinn T. Kiley:

Each of the portfolio managers receives base compensation from the Sub-Adviser for the services he/she provides. They are also eligible for an annual cash bonus based on the Sub-Adviser’s earnings and the satisfaction of certain other conditions. The Adviser’s earnings are based in part on the value of assets held in the Fund’s portfolio, as the Sub-Adviser’s fee is a percentage of the average net assets of the Fund.

Item 8(a)(4).	OWNERSHIP OF JMF SECURITIES AS OF NOVEMBER 30, 2019:

Name of Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
James J. Cunnane, Jr.			X
Quinn T. Kiley					X

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15 (b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15 (b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/fund-governance and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(a)(4) Change in the registrant’s independent public accountant. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Energy MLP Total Return Fund

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Vice President and Secretary

Date: February 7, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Cedric H. Antosiewicz
Cedric H. Antosiewicz
Chief Administrative Officer
(principal executive officer)

Date: February 7, 2020

By (Signature and Title)	/s/ E. Scott Wickerham
E. Scott Wickerham
Vice President and Controller
(principal financial officer)

Date: February 7, 2020